                           NORD RESOURCES CORPORATION

                             1989 STOCK OPTION PLAN

                                 AMENDMENT NO. 2

                                NOVEMBER 30, 1994


     The 1989 Stock Option Plan is amended to add the following sentence at the end of Section 6(c):


          Only mature shares (those being owned for more than 6 months if obtained through the previous exercise of stock options granted by the Corporation) be accepted as payment of the exercise price of stock options granted under this Plan.


                                     E-71